
  NUMBER                                                                                     SHARES
    IMC                 [LOGO] IMC MORTGAGE
                               COMPANY

                        INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA        SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                    CUSIP  449923  10 1



  THIS CERTIFIES THAT





  IS THE OWNER OF



                    FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                          IMC MORTGAGE COMPANY


transferable on the books of the  Corporation by the holder hereof in person or by duly  authorized  attorney upon surrender of this
Certificate  properly  endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Articles of Incorporation and any amendments thereof,  copies of which are on file with the Transfer
Agent, to all the provisions of which the holder hereof by acceptance of this  Certificate  assents.  This  Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                                                           [CORPORATE SEAL]

        /s/ LAURIE S. WOCKENFUSS                                                             /S/ GEORGE NICHOLAS
       VICE PRESIDENT AND SECRETARY                                                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                                                             COUNTERSIGNED AND REGISTERED:
                                                                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                     TRANSFER AGENT AND REGISTRAR

                                                                                               BY
                                                                                                     AUTHORIZED SIGNATURE













                                                        IMC MORTGAGE COMPANY


     This  Corporation  will furnish  without  charge to each  shareholder  who so  requests,  a copy of the  designations,  powers, preferences  and  relative,  participating,  optional  or other  special  rights of each  class of stock or series  thereof  and the qualifications,  limitations or restrictions of such preferences  and/or rights. Any such requests may be addressed to the Secretary of the Corporation.


     The following  abbreviations,  when used in the inscription on the face of this Certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM -- as tenants in common                                          UNIF GIFT MIN ACT --...............Custodian...............
TEN ENT -- as tenants by the entireties                                                          (Cust)                  (Minor)
JT TEN  -- as joint tenants with right of                                                     under Uniform Gifts to Minors
           survivorship and not as tenants                                                    Act ..................................
           in common                                                                                         (State)
                                                                       UNIF TRANS MIN ACT -- ................Custodian .............
                                                                                                  (Cust)                  (Minor)
                                                                                               under Uniform Transfers to Minors
                                                                                               Act..................................
                                                                                                              (State)

                               Additional abbreviations may also be used though not in the above list.


For value received, ___________________________________________________________________________hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
         INDENTIFYING NUMBER OF ASSIGNEE

[                                           ]





____________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


______________________________________________________________________________________________________________________________shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney

to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.



Dated ______________________________________________

                                                              ______________________________________________________________________
                                                                                           Signature



                                      ______________________________________________________________________________________________
                             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




          SIGNATURE(S) GUARANTEED:   ______________________________________________________________________________________________
                                      THE SIGNATURE(S) SHOULD  BE  GUARANTEED  BY  AN  ELIGIBLE  GUARANTOR   INSTITUTION    (BANKS,
                                      STOCKBROKERS,  SAVINGS  AND  LOAN  ASSOCIATIONS  AND CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN
                                      APPROVED   SIGNATURE  GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



